POPULAR INCOME PLUS FUND, INC.

(the “Fund”)

Supplement dated March 9, 2026 to the

Prospectus and Statement of Additional Information of the Fund

dated October 22, 2025

Popular Income Plus Fund, Inc.

The Board of Directors of the Fund (the “Board”) has approved a Plan of Liquidation and Termination (the “Plan”) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that all outstanding Class A and Class C Common Stock will be liquidated on or about April 30, 2026 (the “Liquidation Date”).

Effective the close of business on March 13, 2026, shares of the Fund will no longer be available for purchase by new or existing shareholders other than through the automatic reinvestment of distributions by existing shareholders. Shareholders who have not exchanged or redeemed their shares prior to the Liquidation Date, will have their shares automatically redeemed and shareholders will receive approximately his or her proportionate share of the Fund’s current net asset value calculated as of the Liquidation Date, or the cash equivalent thereof. Distributions will be made in accordance with the existing instructions in the account held with the distributor of the financial institution through which the shareholder holds his or her shares, which may include mailing a check to the shareholder’s address of record in an amount equal to the net asset value of their Fund shares.

The redemption of the Class A and Class C Common Stock pursuant to the Plan will have certain Puerto Rico and U.S. federal income tax consequences to the shareholders. For Puerto Rico income tax purposes, the liquidation will be treated as a redemption (not essentially equivalent to a dividend) of Fund shares and may cause non-exempt shareholders to recognize a gain or loss. Any gain will be treated as a capital gain for shareholders who hold the shares of the Fund as a capital asset. For federal income tax purposes, the liquidation will also be treated as a redemption of Fund shares and may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. Notwithstanding the above, the gain that may be derived by an individual who is a bona fide resident of Puerto Rico for the entire taxable year within the meaning of Sections 933 and 937 of the U.S. Code and by entities organized under the laws of Puerto Rico that are treated as corporations for federal income tax purposes and that are not engaged in a trade or business in the United States should not be subject to the payment of federal income taxes. You should consult with your own tax advisor about the particular tax consequences to you of the liquidation of your share class. In particular, considering that the Fund is treated as a foreign corporation under the U.S. Code, investors are urged to consult their tax advisers regarding the applicability of the passive foreign investment company or controlled foreign corporation provisions under the U.S. Code for purposes of determining the federal income tax treatment to be granted to the redemption of Fund shares, as indicated in the Prospectus and the Statement of Additional Information. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their investments in the Fund or exchange their Fund shares for shares of the same class of any other fund that is part of the Popular Family of Funds. If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically liquidated on the Liquidation Date.

Orders for the purchase of or exchange for shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.

During the period prior to the Liquidation Date, the Fund’s investment manager, Popular Asset Management LLC (the “Adviser”), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in a manner that the Adviser believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.

The Fund’s will seek to pay out all distributable net income and net capital gains prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

Shareholders should retain this Supplement for future reference.